SEPARATION AGREEMENT AND GENERAL RELEASE


         THIS AGREEMENT made and entered by and between the undersigned Employee and Homestead Village Incorporated (together with is directors, officers, shareholders and other affiliates, collectively referred to hereinafter as "Employer").
         WHEREAS, Employee has been employed by the Employer; and WHEREAS, the parties have engaged in discussions resulting in an amicable and mutually satisfactory separation of Employee's employment with the Employer.
         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth below, the parties hereby agree as follows:
         1. Employer and Employee hereby mutually agree that because of a reorganization of the Finance function, the effective date of Employee's separation of employment shall be the close of business on JANUARY 8, 1999.
         2. Upon execution of this Agreement by Employee, Employer shall be obligated to Employee as set forth herein. Employer shall pay to Employee the amount of Four Hundred Thousand Dollars ($400,000) which amount is referred to herein as the "Separation Amount." The Separation Amount shall be paid incrementally as follows. AN INITIAL, PAYMENT OF $90,000, SHALL BE PAID TO EMPLOYEE ON JANUARY 15, 1999. An initial portion of the remaining unpaid balance of the Separation Amount shall be paid to Employee on an annualized basis according to Employer's normal payroll cycle for JANUARY, FEBRUARY, MARCH AND THE FIRST WEEK OF APRIL 1999 (THROUGH PAY PERIOD ENDING ON APRIL 10, 1999), provided, however, THAT NO PAYMENTS SHALL BE BEFORE THE DATE THIS AGREEMENT BECOMES BINDING UPON EMPLOYEE IN ACCORDANCE WITH PARAGRAPHS 23 AND 24. THE FINAL, REMAINING UNPAID BALANCE OF THE SEPARATION AMOUNT, AS OF APRIL 10, 1999, SHALL BE PAID TO EMPLOYEE IN ONE LUMP SUM CASH PAYMENT ON APRIL 10, 1999. All payments of the Separation Amount shall be subject to applicable deductions for state and federal taxes on such amounts.
         3. Employee will receive AN ADDITIONAL AMOUNT REPRESENTING ACCRUED AND UNUSED VACATION THROUGH THE DATE OF EMPLOYEE'S SEPARATION.
         4. Employee shall be entitled to maintain his telephone voice mailbox until February 1, 1999.
         5. Employee's continuous service under the Employer's 401(k) plan shall cease as of the date of resignation, as set forth in Paragraph 1 herein. Within four (4) to six (6) weeks of Employee's written request and pursuant to the terms of the plan, Employee shall be entitled to a distribution of all of the contributions to the Employee's 401(k) account made by the Employee, plus earnings thereon, or a transfer of such amount to another plan at Employee's request. All distributions will be net of applicable withholding taxes, if any. Any options granted Employee under Employer's stock option plan or under any Security Capital Group Stock Option Plan shall expire on the third month anniversary of the date of separation, as set forth in Paragraph 1 herein.
         6. The Employer shall extend to Employee the right to continue health insurance at Employee's own expense as may be required by and pursuant to the terms and conditions of the Consolidated Omnibus Budget Reconciliation Act of 1986.
         7. Employer shall provide Employee WITH OUTPLACEMENT SERVICES OF RIGHT ASSOCIATES provided that such services shall not extend beyond July 30, 1999.

         8. In consideration of the promises contained in this Agreement, the Employee and Employer hereby mutually agree to do the following:
                  A. Except for a claim based upon a breach of this Agreement, Employee and Employer hereby release and forever discharge the other (including, in the case of the Employer, its related and affiliated entities, and each of their officers, directors, shareholders, representatives, agents, employees and insurers (Employee, Employer and said related parties are hereinafter collectively and individually "said Releases") from any and all rights, claims, demands, debts, dues, sums of money, accounts, attorneys' fees, complaints, judgements, executions, actions and causes of action of any nature whatsoever, cognizable at law or equity, which Employee and Employer have or claim, or might hereafter have or claim against said Releasee(s) based upon or arising out of any matter or thing whatsoever, from the beginning of the world through the effective date of this Agreement, including but not limited to any rights, claims, complaints or actions or causes of action which were or could have been asserted by Employee or Employer arising out of or related to Employee's employment by the Employer or Employee's separation and/or resignation therefrom, the purchase (or sale to Employer) of any Employer securities by Employee, or under any local, state, or federal law dealing with employment discrimination including, without limitation, Title VII of the Civil Rights Act of 1964, and the Americans with Disabilities Act. Notwithstanding the forgoing, no such release shall be applicable to any existing indemnity agreements including those under the indemnification agreement entered into between the Employer and Employee or any insurance rights including directors and officers policies in favor of Employee.
                  B. Upon written request of the Employer, Employee shall promptly provide the Employer with a written report and verbal briefings concerning all current business activities engaged in by Employee on behalf of the Employer, which obligation shall expire 90 days after the date of this Agreement.
                  C. Employee shall cooperate reasonably with the Employer in the transition of Employee's responsibilities to other employees of the Employer including, without limitation, responding within a week by telephone to answer questions and to assist other employees or designees of the Employer, during the term of severance payments.
                  D. Employee shall promptly submit to the Employer an expense account report accounting for all business expenses charged by Employee to the Employer and all advances received, and repay the Employer for all advances and all non-business related items charged by Employee to the Employer, if any. Employee hereby agrees that such advances and non-business related expenses may, at the option of the Employer, be deducted by the Employer from any of its payments to Employee under this Agreement.
                  E. The Employee further covenants and acknowledges that neither the Employee, nor any person, organization or other entity acting on the Employee's behalf has or will sue or cause or permit suit against the Employer upon any claim released herein or to participate in any way in any suit or proceeding or to execute, seek to impose, collect or recover upon or otherwise enforce or accept any judgment, decision, award, warranty or attachment upon any claim released herein.
                  F. It is understood and agreed that this Agreement is executed by the Employee knowingly and voluntarily and is not based upon any representations or statements of any kind by any person as to the merits, legal liabilities or value of the Employee's claim.
                  G. The Employee also acknowledges that no promise or inducement has been offered or made except as herein set forth. The Employee further acknowledges that consideration for this Agreement consists of financial payments and benefits to which the Employee otherwise has no legal entitlement.

         9. Confidential and Proprietary Information
                  A. Employee acknowledges and agrees that in the course of employment with the Company, Employee had access to certain confidential and proprietary information owned by and related to the Employer (hereinafter such information is referred to as "Confidential Information") including, but not limited to Confidential Information relating to:

               (ii) the past and present clientele and customers of the Employer as well as the persons, firms and corporation who are active prospective clients for services;

               (ii) suppliers from which the Employer obtains products for their clientele and customers;

               (iii) the types of services provided and the
                    internal  corporate  policies  related  thereto;

               (iv) the  individual  services  purchased by or for the clientele and customers of the Employer.

               (v)  individual   client's  and  customer's   specifications   or
                    characteristics;

               (vi) Confidential  Information,  including  names,  addresses and telephone numbers of clients, customers and suppliers of the Employer; and

            (viii) information relating to the Employer's inventions or products, research and development, production processes, manufacturing and engineering processes, machines and equipment, finances, employees, marketing, and production and future business plans.

                  B. Employee agrees and covenants that following Employee's termination, Employee will not for one (1) year following the date of this Agreement disseminate, disclose, communicate, publish or otherwise divulge, directly or indirectly, any Confidential Information of the Company. All duties and obligations set forth herein shall be in addition to those which exist at common law and pursuant to statute.
         10. Employee hereby agrees to immediately turn over to Employer all Confidential Information, notes, offering materials, slide shows, investment summaries, memoranda, records, documents and all other information, no matter how produced or reproduced, kept by Employee or in Employees' possession or control, used in or pertaining to the business of the Employer it being hereby acknowledged that all of said items are the sole and exclusive property of the Employer.
         11. Employee further agrees that upon the written request of the Company Employee shall cooperate fully with Company and its counsel with respect to any matter (including but not limited to litigation, investigation, or governmental proceeding) which relates to matters with which Employee was involved during the term of his employment with the Company. Company shall reimburse Employee for Employee's time so expended at reasonably agreed rates and reasonable and verified out-of-pocket costs and expenses incurred, but only to the extent expended or incurred pursuant to such request of the Company and subject to any conditions or requirements imposed by the Company. Such cooperation shall include attendance at conferences and interviews and in general providing Company and its counsel with the full benefit of the Employee's knowledge about those matters. Employee agrees to so cooperate promptly and at times reasonably agreeable to the Company. Employee shall provide these services as an independent contractor and not as an employee of the Company.

         12. Except as may be required to the contrary by a final order issued by a court of competent jurisdiction and except for any communication with members of Employee's immediate family and any attorney or accountant rendering advice to Employee in connection with this Agreement, Employee shall not, directly or indirectly, discuss or communicate the facts of this Agreement, or any of its terms and provisions with any third party.
         13. Employer agrees not to contest Employee's claim for unemployment benefits.
         14. From and after the date of presentment of this Agreement, Employee shall not, directly or indirectly, take any action which is in fact, or is intended to be, contrary to the material interests of Employer or any affiliate of Employer, nor will Employee disparage or make negative, derogatory or defamatory statements about Employer, its related and affiliated entities, its directors, officers, employees, shareholders, agents or representative, or any of them, to any other person or business entity, except as may be required by process or court order. Employer shall not voluntarily make any negative, derogatory or defamatory statements about Employee, except as may be required by process or court order.
         15. Nothing in this Agreement shall be deemed an admission of wrongdoing or any kind of liability by either party.
         16. In the event Employee engages in a material breach of any of the terms or provisions of this Agreement, all of Employee's obligations shall remain and shall be enforceable, but the Employer's obligations under this Agreement shall immediately terminate, including, without limitation, all remaining monetary obligations of the Employer to Employee which are outstanding at the time of said breach. Similarly, Employee shall be relieved of any further obligation under this Agreement if Employer materially breaches its covenants in this Agreement.
         17. This Agreement shall be binding upon and inure to the benefit of both parties, their successor and assigns, and any affiliated or related entity, as well as Employee's heirs, assigns, administrators, executors and legal representatives.
         18. This instrument constitutes the entire Agreement between the parties, and may not be modified or amended in any way except by a subsequent, written agreement between the parties.
         19. If any provision, section, subsection or other portion of this Agreement shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in whole or in part, and such determination shall become final, such provision or portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of this Agreement enforceable. This Agreement as thus amended shall be enforced so as to give effect to the intention of the parties insofar as this is possible. In addition, the parties hereby expressly empower a court of competent jurisdiction to modify any term or provision of this Agreement to the extent necessary to comply with existing law and to enforce this Agreement as modified.
          20. This Agreement shall be construed in accordance with the laws of the State of Georgia.
          21. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

         22. This Agreement may be signed in multiple counterparts, each of which shall be deemed to be an original for all purposes.
         23. Employee may revoke this Agreement within seven days of Employee's executing this Agreement with his signature.
         24. EMPLOYEE AFFIRMS THAT EMPLOYEE HAS BEEN GIVEN A REASONABLE PERIOD OF 21 DAYS WITHIN WHICH TO CONSIDER WHETHER TO EXECUTE THIS AGREEMENT, AND THAT EMPLOYEE HAS CAREFULLY READ AND REVIEWED ALL THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT AND FULLY UNDERSTANDS THIS AGREEMENT TO BE A RELEASE OF ALL CLAIMS, KNOWN OR UNKNOWN, PRESENT OR FUTURE, THAT EMPLOYEE HAS OR MAY HAVE
AGAINST EMPLOYER ARISING OUT OF EMPLOYEE'S EMPLOYMENT BY EMPLOYER OR ITS TERMINATION. EMPLOYEE ALSO AFFIRMS THAT EMPLOYEE HAS BEEN ADVISED TO CONSULT
WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT AND THAT EMPLOYEE HAS, IN FACT, BEEN GIVEN FULL OPPORTUNITY TO REVIEW THIS AGREEMENT WITH COUNSEL, AND THAT EMPLOYEE SIGNS IT VOLUNTARILY OF HIS OWN VOLITION, WITHOUT DURESS OR COERCION. EMPLOYEE REPRESENTS THAT EMPLOYEE IS SIGNING THIS AGREEMENT BECAUSE OF THE COMPENSATION TO BE PAID BY EMPLOYER UNDER THIS AGREEMENT WHICH EXCEEDS SEPARATION COMPENSATION GENERALLY AVAILABLE UNDER EMPLOYER'S POLICIES.

         IN WITNESS THEREOF, the parties have executed this Agreement on the date(s) set forth below.

                                      HOMESTEAD VILLAGE INCORPORATED


                                      By

                                      Title

                                      Date



                                      Employee


                                      Employee


                                      (Signature)

                                      Date

State of Georgia

County of                                            )

     On ____________________, 19 _____, ____________________ personally appeared before me,

           _____    who is personally known to me
           _____    whose identity I proved on the basis of ____________________
           _____    whose identity I proved on the oath/affirmation of
           ____________________, a credible witness

to be the signer of the above instrument, and he/she acknowledged that he/she signed it.



                                  Notary Public

                                  My Commission expires





State of                                             )
                                      ) ss
County of                                            )

     On ____________________, 19 _____, ____________________ personally appeared before me,

          _____    who is personally known to me
          _____    whose identity I proved on the basis of ____________________
          _____    whose identity I proved on the oath/affirmation of
          ____________________, a credible witness

to be the signer of the above instrument, and he/she acknowledged that he/she signed it.



                                  Notary Public

                                  My Commission expires